Exhibit 99

SEMGROUP CORPORATION

Unaudited Pro Forma Condensed Consolidated Financial Statements

On November 1, 2011, SemGroup Corporation contributed certain assets and liabilities of its subsidiary, SemStream, L.P. (“SemStream”), to NGL Energy Partners LP (“NGL Energy”) in exchange for equity interests in NGL Energy and cash, pursuant to a Contribution Agreement entered into on August 31, 2011. The accompanying unaudited pro forma condensed consolidated financial statements of SemGroup Corporation have been prepared in accordance with Article 11 of Regulation S-X. The accompanying unaudited pro forma condensed consolidated balance sheet reflects the transaction with NGL Energy as if it had occurred on June 30, 2011. The accompanying unaudited pro forma condensed consolidated statements of operations reflect the transaction with NGL Energy as if it had occurred on January 1, 2010. The terms “we”, “our”, “us”, and similar language used in these unaudited pro forma condensed consolidated financial statements refer to SemGroup Corporation and its subsidiaries.

These unaudited pro forma condensed consolidated financial statements have been derived from our historical financial statements, which are included in our quarterly report on Form 10-Q for the quarter ended June 30, 2011 and our annual report on Form 10-K for the year ended December 31, 2010. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical financial statements and related notes thereto.

These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what our actual results of operations or financial position would have been if the transaction had occurred on the dates assumed, nor are they necessarily indicative of our future operating results or financial position. However, the pro forma adjustments shown in these unaudited condensed consolidated pro forma financial statements reflect estimates and assumptions that we believe to be reasonable.

SEMGROUP CORPORATION

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2011

(Dollars in thousands)

		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$88,737	$30,716	(a)	$88,737
		(30,716	)(b)
Restricted cash	46,546	—		46,546
Accounts receivable, net of allowance	236,118	—		236,118
Inventories	89,393	(60,715	)(c)	28,678
Current assets of discontinued operations	171	—		171
Other current assets	31,913	(9,993	)(c)	21,920

Total current assets	492,878	(70,708)		422,170

Property, plant and equipment, net	801,022	(47,306	)(c)	753,716
Equity method investments	147,734	183,961	(d)	331,695
Goodwill	110,016	(50,071	)(c)	59,945
Other intangible assets, net	30,022	(12,787	)(c)	17,235
Other assets, net	18,780	(719	)(b)	15,024
		(3,037	)(c)

Total assets	$1,600,452	$(667)		$1,599,785

LIABILITIES AND OWNERS' EQUITY
Current liabilities:
Accounts payable	$157,514	$—		$157,514
Accrued liabilities	50,810	—		50,810
Payables to pre-petition creditors	43,989	—		43,989
Other current liabilities	30,297	(12,528	)(c)	17,769
Current liabilities of discontinued operations	1,163	—		1,163
Current portion of long-term debt	9,150	(12	)(c)	9,138

Total current liabilities	292,923	(12,540)		280,383

Long-term debt	307,456	(30,716	)(b)	276,663
		(77	)(c)
Deferred income taxes	92,262	—		92,262
Other noncurrent liabilities	55,811	(90	)(c)	55,721

Owners’ equity:
Common stock	416	—		416
Additional paid-in capital	1,026,287	—		1,026,287
Accumulated deficit	(182,456)	(719	)(b)	(139,700)
		43,475	(e)

Accumulated other comprehensive income	7,753	—		7,753

Total owners’ equity	852,000	42,756		894,756

Total liabilities and owners’ equity	$1,600,452	$(667)		$1,599,785

SEMGROUP CORPORATION

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Six Months Ended June 30, 2011

(Dollars in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Product	$634,757	$(359,808	)(f)	$274,949
Service	68,610	(542	)(f)	68,068
Other	47,806	(132	)(f)	47,674

Total revenues	751,173	(360,482)		390,691

Expenses:
Costs of products sold, exclusive of depreciation and amortization shown below	588,370	(355,524	)(f)	232,846
Operating	75,628	(4,370	)(f)	71,258
General and administrative	40,380	(2,203	)(f)	38,177
Depreciation and amortization	26,260	(2,623	)(f)	23,637
Gain on disposal of long-lived assets, net	(136)	(65	)(f)	(201)

Total expenses	730,502	(364,785)		365,717

Equity in earnings of White Cliffs	6,150	—	(g)	6,150

Operating income	26,821	4,303		31,124

Other expenses (income):
Interest expense	43,370	(1,382	)(h)	41,988
Foreign currency transaction gain	(556)	(28	)(f)	(584)
Other income, net	(5,591)	1	(f)	(5,590)

Total other expenses, net	37,223	(1,409)		35,814

Loss from continuing operations before income taxes	(10,402)	5,712		(4,690)

Income tax expense	1,894	—		1,894

Loss from continuing operations	$(12,296)	$5,712		$(6,584)

Basic and diluted loss from continuing operations per common share	$(0.30)			$(0.16)

SEMGROUP CORPORATION

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2010

(Dollars in thousands, except per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Product	$1,354,765	$(712,270	)(f)	$642,495
Service	181,913	(1,332	)(f)	180,581
Other	93,656	(862	)(f)	92,794

Total revenues	1,630,334	(714,464)		915,870

Expenses:
Costs of products sold, exclusive of depreciation and amortization shown below	1,265,932	(691,823	)(f)	574,109
Operating	153,440	(7,019	)(f)	146,421
General and administrative	87,237	(3,133	)(f)	84,104
Depreciation and amortization	70,882	(5,040	)(f)	65,842
Loss on disposal or impairment of long-lived assets, net	105,050	34	(f)	105,084

Total expenses	1,682,541	(706,981)		975,560

Equity in earnings of White Cliffs	1,949	—	(g)	1,949

Operating loss	(50,258)	(7,483)		(57,741)

Other expenses (income):
Interest expense	86,133	(2,764	)(h)	83,369
Foreign currency transaction loss	2,899	2	(f)	2,901
Other expense, net	1,439	2,981	(f)	4,420

Total other expenses, net	90,471	219		90,690

Loss from continuing operations before income taxes	(140,729)	(7,702)		(148,431)

Income tax benefit	(6,223)	—		(6,223)

Loss from continuing operations	$(134,506)	$(7,702)		$(142,208)

Basic and diluted loss from continuing operations attributable to SemGroup per common share	$(3.25)			$(3.44)

(a)	Reflects the receipt of cash proceeds in return for assets contributed to NGL Energy. The amount shown herein was calculated based on the working capital as of June 30, 2011. Actual cash proceeds were based on working capital as of the date of the contribution.

(b)	Reflects the use of cash proceeds to reduce the principal balance on our term loans that were in place at June 30, 2011 and the related acceleration of amortization of debt issuance costs.

(c)	Reflects the contribution of assets and liabilities to NGL Energy.

(d)	Reflects the estimated fair value of our investment in NGL Energy received upon completion of the transaction.

(e)	Represents the pro forma gain resulting from the transaction, calculated as the excess of the estimated fair value of the consideration we received over the net book value of the assets and liabilities we contributed to NGL Energy, determined using the June 30, 2011 net book value of the assets. The actual gain recorded upon completion of the transaction will differ from the pro forma gain reflected in these unaudited condensed consolidated pro forma financial statements.

(f)	Reflects adjustments to remove the revenue and expenses directly attributable to the contributed assets, including revenue related to changes in the fair value of derivative instruments. No pro forma effect was given to potential reductions of indirect allocated general and administrative expense. No pro forma effect was given to the gain recorded upon completion of the transaction.

(g)	No pro forma effect was given to equity in earnings or losses of our acquired investment in NGL Energy, as our acquisition of the investment in NGL Energy did not meet the significance tests to require pro forma presentation.

(h)	Reflects pro forma interest savings resulting from the use of cash proceeds to reduce the outstanding principal balance on our term loan, using the 9% interest rate on the term loan that was in place until it was refinanced in June 2011.